NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

Issuing Entity

and

DEUTSCHE BANK NATIONAL TRUST COMPANY

Indenture Trustee

_____________________________

INDENTURE

Dated as of March 30, 2006

_____________________________

ASSET-BACKED NOTES, SERIES 2006-1

________________

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.01. Definitions
Section 1.02. Incorporation by Reference of Trust Indenture Act
Section 1.03. Rules of Construction

ARTICLE II

ORIGINAL ISSUANCE OF THE NOTES

Section 2.01. Form
Section 2.02. Execution, Authentication and Delivery
Section 2.03. Acceptance of Mortgage Loans by Indenture Trustee.
Section 2.04. Acceptance of Swap Agreement by Indenture Trustee

ARTICLE III

COVENANTS

Section 3.01. Collection of Payments with respect to the Mortgage Loans
Section 3.02. Maintenance of Office or Agency
Section 3.03. Money for Payments To Be Held in Trust; Paying Agent
Section 3.04. Existence
Section 3.05. Payment of Principal and Interest.
Section 3.06. Protection of Trust Estate.
Section 3.07. Opinions as to Trust Estate.
Section 3.08. Performance of Obligations.
Section 3.09. Negative Covenants
Section 3.10. [Reserved.]
Section 3.11. [Reserved.]
Section 3.12. Representations and Warranties Concerning the Mortgage Loans
Section 3.13. Amendments to Servicing Agreement
Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee
Section 3.15. Investment Company Act
Section 3.16. Issuing Entity May Consolidate, etc.
Section 3.17. Successor or Transferee.
Section 3.18. No Other Business
Section 3.19. No Borrowing
Section 3.20. Guarantees, Loans, Advances and Other Liabilities
Section 3.21. Capital Expenditures
Section 3.22. Determination of Note Rate
Section 3.23. Restricted Payments
Section 3.24. Notice of Events of Default
Section 3.25. Further Instruments and Acts
Section 3.26. Statements to Noteholders
Section 3.27. [Reserved].
Section 3.28. Certain Representations Regarding the Trust Estate.
Section 3.29. Allocation of Realized Losses.

ARTICLE IV

THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01. The Notes
Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar and Certificate.
Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes
Section 4.04. Persons Deemed Owners
Section 4.05. Cancellation
Section 4.06. Book-Entry Notes
Section 4.07. Notices to Depository
Section 4.08. Definitive Notes
Section 4.09. Tax Treatment
Section 4.10. Satisfaction and Discharge of Indenture
Section 4.11. Application of Trust Money
Section 4.12. Derivative Contracts for Benefit of the Certificates
Section 4.13. Repayment of Monies Held by Paying Agent
Section 4.14. Temporary Notes
Section 4.15. Representation Regarding ERISA

ARTICLE V

DEFAULT AND REMEDIES

Section 5.01. Events of Default
Section 5.02. Acceleration of Maturity; Rescission and Annulment
Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
Section 5.04. Remedies; Priorities.
Section 5.05. Optional Preservation of the Trust Estate
Section 5.06. Limitation of Suits
Section 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest.
Section 5.08. Restoration of Rights and Remedies
Section 5.09. Rights and Remedies Cumulative
Section 5.10. Delay or Omission Not a Waiver
Section 5.11. Control By Noteholders
Section 5.12. Waiver of Past Defaults
Section 5.13. Undertaking for Costs
Section 5.14. Waiver of Stay or Extension Laws
Section 5.15. Sale of Trust Estate.
Section 5.16. Action on Notes
Section 5.17. Performance and Enforcement of Certain Obligations.

ARTICLE VI

THE INDENTURE TRUSTEE

Section 6.01. Duties of Indenture Trustee.
Section 6.02. Rights of Indenture Trustee.
Section 6.03. Individual Rights of Indenture Trustee
Section 6.04. Indenture Trustee’s Disclaimer
Section 6.05. Notice of Event of Default
Section 6.06. Reports by Indenture Trustee to Holders and Tax Administration.
Section 6.07. Compensation and Indemnity
Section 6.08. Replacement of Indenture Trustee
Section 6.09. Successor Indenture Trustee by Merger
Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
Section 6.11. Eligibility; Disqualification
Section 6.12. Preferential Collection of Claims Against Issuing Entity
Section 6.13. Representations and Warranties
Section 6.14. Directions to Indenture Trustee
Section 6.15. The Agents

ARTICLE VII

NOTEHOLDERS’ LISTS AND REPORTS

Section 7.01. Issuing Entity To Furnish Indenture Trustee Names and Addresses of Noteholders.
Section 7.02. Preservation of Information; Communications to Noteholders.
Section 7.03. Reports of Issuing Entity.
Section 7.04. Reports by Indenture Trustee
Section 7.05. Statements to Noteholders.

ARTICLE VIII

ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01. Collection of Money
Section 8.02. Trust Accounts.
Section 8.03. Officer’s Certificate
Section 8.04. Termination Upon Distribution to Noteholders
Section 8.05. Release of Trust Estate.
Section 8.06. Surrender of Notes Upon Final Payment
Section 8.07. Optional Redemption of the Notes.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.01. Supplemental Indentures Without Consent of Noteholders.
Section 9.02. Supplemental Indentures With Consent of Noteholders
Section 9.03. Execution of Supplemental Indentures
Section 9.04. Effect of Supplemental Indenture
Section 9.05. Conformity with Trust Indenture Act
Section 9.06. Reference in Notes to Supplemental Indentures

ARTICLE X

MISCELLANEOUS

Section 10.01. Compliance Certificates and Opinions, etc.
Section 10.02. Form of Documents Delivered to Indenture Trustee
Section 10.03. Acts of Noteholders.
Section 10.04. Notices etc., to Indenture Trustee Issuing Entity and Rating Agencies.
Section 10.05. Notices to Noteholders; Waiver
Section 10.06. Conflict with Trust Indenture Act
Section 10.07. Effect of Headings
Section 10.08. Successors and Assigns
Section 10.09. Separability
Section 10.10. [Reserved.]
Section 10.11. Legal Holidays
Section 10.12. GOVERNING LAW
Section 10.13. Counterparts
Section 10.14. Recording of Indenture
Section 10.15. Issuing Entity Obligation
Section 10.16. No Petition
Section 10.17. Inspection
Section 10.18. No Recourse to Owner Trustee
Section 10.19. Proofs of Claim

EXHIBITS

Exhibit A-1	Form of Class A-1 Note
Exhibit A-2	Form of Class A-2a Note
Exhibit A-3	Form of Class A-2b Note
Exhibit A-4	Form of Class A-2c Note
Exhibit A-5	Form of Class M-1 Note
Exhibit A-6	Form of Class M-2 Note
Exhibit A-7	Form of Class M-3 Note
Exhibit A-8	Form of Class M-4 Note
Exhibit A-9	Form of Class M-5 Note
Exhibit A-10	Form of Class M-6 Note
Exhibit A-11	Form of Class M-7 Note
Exhibit A-12	Form of Class M-8 Note
Exhibit A-13	Form of Class M-9 Note
Exhibit B	Mortgage Loan Schedule
Exhibit C-1	Form of Indenture Trustee’s Initial Certification
Exhibit C-2	Form of Indenture Trustee’s Final Certification
Exhibit D	Interest Rate Swap Agreement
Appendix A	Definitions

This Indenture, dated as of March 30, 2006, is entered into between New Century Home Equity Loan Trust 2006-1, a Delaware statutory trust, as Issuing Entity (the “Issuing Entity”), and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”).

GRANTING CLAUSE

The Issuing Entity hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuing Entity’s right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans, Qualified Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (d) all rights under (i) the Mortgage Loan Purchase Agreement as assigned to the Issuing Entity, (ii) the Servicing Agreement, (iii) any title, hazard and primary insurance policies with respect to the Mortgaged Properties and (iv) the rights with respect to the Interest Rate Swap Agreement; (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing and (f) all other property of the Issuing Entity (collectively, the “Trust Estate” or the “Collateral”).

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

ARTICLE I

DEFINITIONS

Section 1.01.  Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the “TIA”), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Notes.

“indenture security holder” means a Noteholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuing Entity and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

Section 1.03.  Rules of Construction. Unless the context otherwise requires:

(i) a term has the meaning assigned to it;

(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii) “or” is not exclusive;

(iv) “including” means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular; and

(vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORIGINAL ISSUANCE OF THE NOTES

Section 2.01.  Form. The Class A Notes and the Mezzanine Notes, together with the Indenture Trustee’s certificate of authentication, shall be in substantially the form set forth in Exhibits A-1 through A-13 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

The terms of the Notes set forth in Exhibits A-1 through A-13 to this Indenture are part of the terms of this Indenture.

Section 2.02.  Execution, Authentication and Delivery.  The Notes shall be executed on behalf of the Issuing Entity by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuing Entity shall bind the Issuing Entity, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuing Entity Request authenticate and deliver the Class A Notes and the Mezzanine Notes for original issue in an aggregate initial principal amount of $1,328,077,000. The Classes of Notes shall have the following Initial Note Balances:

Class	Initial Note Balance
A-1	$456,811,000
A-2a	$275,608,000
A-2b	$308,053,000
A-2c	$45,080,000
M-1	$53,970,000
M-2	$48,505,000
M-3	$25,960,000
M-4	$23,228,000
M-5	$22,545,000
M-6	$21,178,000
M-7	$18,446,000
M-8	$13,663,000
M-9	$15,030,000

Each of the Notes shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Balances of $25,000 and in integral multiples of $1 in excess thereof.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.03.  Acceptance of Mortgage Loans by Indenture Trustee.

(a)  The Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Mortgage Loan Purchase Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes.

The parties hereto understand and agree that it is not intended that any Mortgage Loan be included in the Trust that is a “High-Cost Home Loan” as defined by the Homeownership and Equity Protection Act of 1994 or any other applicable federal, state and local predatory or abusive lending laws.

The Indenture Trustee agrees, for the benefit of the Noteholders, to review each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(b)(v) of the Mortgage Loan Purchase Agreement) required to be delivered to it pursuant to the Mortgage Loan Purchase Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (x), (xi), (xiv) and (xvi) (solely as to Gross Margin) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.1(b) of the Mortgage Loan Purchase Agreement.

Prior to the first anniversary date of this Indenture the Indenture Trustee shall deliver to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, and the Servicer shall forward a copy thereof to any Sub-Servicer.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee shall so notify the Depositor and the Servicer. In addition, upon the discovery by the Indenture Trustee of a breach of any of the representations and warranties made by NC Capital in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the Indenture Trustee or any other party discovering such breach shall give prompt written notice to the Depositor, the Servicer and NC Capital.

(b)  Upon deposit of the Purchase Price in the Payment Account, the Indenture Trustee shall release and deliver to NC Capital (at the expense of the Servicer) the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by NC Capital as are necessary to vest in NC Capital title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Purchase Price in the Payment Account was received by the Indenture Trustee.

Section 2.04.  Acceptance of Interest Rate Swap Agreement by Indenture Trustee. The Indenture Trustee acknowledges receipt of the Interest Rate Swap Agreement and declares that it holds and will continue to hold these documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes.

ARTICLE III

COVENANTS

Section 3.01.  Collection of Payments with respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain an Eligible Account (the “Payment Account”) in which the Indenture Trustee shall deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Payment Account.

Section 3.02.  Maintenance of Office or Agency. The Issuing Entity will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuing Entity in respect of the Notes and this Indenture may be served. The Issuing Entity hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuing Entity shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office of the Indenture Trustee’s agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit, and notices and demands may be made or served at the Corporate Trust Office.

Section 3.03.  Money for Payments To Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuing Entity by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuing Entity except as provided in this Section 3.03. The Issuing Entity hereby appoints the Indenture Trustee as its Paying Agent.

The Issuing Entity will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)  hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)  give the Indenture Trustee notice of any default by the Issuing Entity of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)  at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)  immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(v)  comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)  not commence a bankruptcy proceeding against the Issuing Entity in connection with this Indenture.

The Issuing Entity may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuing Entity Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuing Entity on Issuing Entity Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuing Entity for payment thereof (but only to the extent of the amounts so paid to the Issuing Entity), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuing Entity cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuing Entity. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuing Entity, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section 3.04.  Existence. The Issuing Entity will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuing Entity will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05.  Payment of Principal and Interest.

(a)  On each Payment Date from amounts on deposit in the Payment Account in accordance with Section 8.02 hereof, the Indenture Trustee shall pay to the Persons specified below, to the extent provided therein, the Available Payment Amount for such Payment Date.

(b)  (I) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account an amount equal to the Group I Interest Remittance Amount and pay to the Noteholders the following amounts, in the following order of priority:

(i)  To the Holders of the Group I Notes, the Senior Interest Payment Amount allocable to such Notes; and

(ii)  concurrently, to the Holders of each Group II Notes, on a pro rata basis based on the entitlement of each such Class, the Senior Interest Payment Amount for such Notes, to the extent remaining unpaid after the payment of the Group II Interest Remittance Amount as set forth in Section 3.05(b)(II)(i).

(II) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account an amount equal to the Group II Interest Remittance Amount and pay to the Noteholders the following amounts, in the following order of priority

(i)  concurrently, to the Holders of each Class of Group II Notes, on a pro rata basis based on the entitlement of each such Class, an amount equal to the Senior Interest Payment Amount allocable to such Class of Notes; and

(ii)  to the Holders of the Group I Notes, the Senior Interest Payment Amount for such Notes, to the extent remaining unpaid after the payment of the Group I Interest Remittance Amount as set forth in Section 3.05 (b)(I)(i).

(III) On each Payment Date, following the payments made pursuant to Sections 3.05(b)(I) and (II), the Indenture Trustee shall withdraw from the Payment Account an amount equal to any remaining Group I Interest Remittance Amount and Group II Interest Remittance Amount and pay sequentially, to the Holders of the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes in that order, in an amount equal to the Interest Payment Amount allocable to each such Class of Notes.

(c)  (I) On each Payment Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Payment Amount shall be paid in the following order of priority:

(i)  to the Holders of the Group I Notes, until the Note Balances thereof have been reduced to zero; and

(ii)  after taking into account the amount paid to the Holders of the Group II Notes pursuant to Section 3.05(c)(II)(i) on such Payment Date, to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), until the Note Balances thereof have been reduced to zero.

(II) On each Payment Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Payment Amount shall be paid in the following order of priority:

(i)  to the Holders of the Class of Group II Notes (allocated among the Group II Notes in the priority described below), until the Note Balances thereof have been reduced to zero; and

(ii)  after taking into account the amount paid to the Holders of the Group I Notes pursuant to Section 3.05(c)(I)(i) on such Payment Date, to the Holders of the Group I Notes, until the Note Balances thereof have been reduced to zero.

(III) On each Payment Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the sum of the Group I Principal Payment Amount and the Group II Principal Payment Amount remaining after payments pursuant to Section 3.05(c)(I) and Section (c)(II) for such Payment Date shall be paid in the following order of priority: sequentially, to the Holders of the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes in that order, until the respective Note Balance of each such Class has been reduced to zero.

(IV) On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Payment Amount shall be paid in the following order of priority:

(i)  to the Holders of the Group I Notes, the Group I Senior Principal Payment Amount, until the Note Balances thereof have been reduced to zero; and

(ii)  to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to Section 3.05(c)(V)(i) for such Payment Date over (y) the amount actually paid pursuant to Section 3.05(c)(V)(i) from the Group II Principal Payment Amount on such Payment Date.

(V) On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Payment Amount shall be paid in the following order of priority:

(i)  to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), the Group II Senior Principal Payment Amount, until the Note Balances thereof have been reduced to zero; and

(ii)  to the Holders of the Group I Notes, an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to Section 3.05(c)(IV)(i) for such Payment Date over (y) the amount actually paid pursuant to Section 3.05(c)(IV)(i) from the Group I Principal Payment Amount on such Payment Date.

(iii)  (VI)On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the sum of the Group I Principal Payment Amount and the Group II Principal Payment Amount remaining after payments pursuant to Section 3.05(c)(IV) and Section 3.05(c)(V) shall be paid to the holders of the Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes and Class M-9 Notes, the related Class m principal Payment Amount, in that order, until the Note Balance thereof has been reduced to zero.

With respect to the Group II Notes, all principal payments will be paid sequentially, to the Class A-2a Notes, the Class A-2b Notes and the Class A-2c Notes in that order, until their respective Note Balances have been reduced to zero; provided, however, on any Payment Date on which the aggregate Note Balance of the Mezzanine Notes and the Overcollateralization Amount have been reduced to zero, principal payments will be paid, concurrently, to the Class A-2a Notes, the Class A-2b Notes and the Class A-2c Notes, on a pro rata basis based on the Note Balance of each such Class, until their respective Note Balances have been reduced to zero.

(d)  On each Payment Date, the Net Monthly Excess Cashflow shall be paid by the Indenture Trustee as follows:

(i)  to the Holders of the Class or Classes of Notes then entitled to receive payments in respect of principal, as part of the Group I Principal Payment Amount and the Group II Principal Payment Amount in an amount equal to the Overcollateralization Increase Amount for the Notes, applied to reduce the Note Balance of such Notes until the aggregate Note Balance of such Notes is reduced to zero;

(ii)  sequentially, to the Holders of the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes, in that order, first, in an amount equal to the Interest Carry Forward Amount allocable to each such Class of Notes and second, in an amount equal to the Allocated Realized Loss Amount allocable to each such Class of Notes;

(iii)  to the Holders of the Class A Notes and the Mezzanine Notes (in the priority described below), any Basis Risk Shortfalls for such Payment Date;

(iv)  sequentially, to the Holders of the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes, in that order, in an amount equal to the Deferred Interest allocated to each such Class of Notes;

(v)  to the Swap Provider, any Swap Termination Payments resulting from a Swap Provider Trigger Event; and

(vi)  to the Owner Trustee, any fees, expenses and indemnities not otherwise paid and then, to the Holders of the Certificates, any remaining amounts.

On each Payment Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period that were not otherwise used to absorb Realized Losses as set forth in Section 3.29 shall be withdrawn from the Payment Account and distributed by the Indenture Trustee to the Holders of the Certificates and shall not be available for payment to the Holders of any Class of Notes.

Following the foregoing payments, an amount equal to the amount of Subsequent Recoveries deposited into the Collection Account pursuant to Section 3.10 of the Servicing Agreement shall be applied to increase the Note Balance of the Class of Notes with the Highest Priority up to the extent of such Realized Losses previously unreimbursed to that Class of Notes pursuant to Section 3.29. An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Note Balance of the Class of Notes with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Notes pursuant to Section 3.29. Holders of such Notes will not be entitled to any distribution in respect of interest on the amount of such increases for any Interest Accrual Period preceding the Payment Date on which such increase occurs. Any such increases shall be applied to the Note Balance of each Note of such Class in accordance with its respective Percentage Interest.

(e)  On each Payment Date, after making the distributions of the Available Payment Amount as set forth above, the Indenture Trustee will determine the amount of any Basis Risk Shortfalls with respect to the Class A Notes and the Mezzanine Notes for such Payment Date and pay such amount to the extent of the applicable Basis Risk Shortfall in the following order of priority:

(i)  concurrently to each Class of Class A Notes, on a pro rata basis based on the Basis Risk Shortfall for each such Class, until the unpaid Basis Risk Shortfall for each such class has been reduced to zero; and

(ii)  sequentially, to the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes in that order, until the unpaid Basis Risk Shortfall for each such class has been reduced to zero.

(f)  Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Note Registrar, the Paying Agent, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

(g)  On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this Section 3.05 for the purpose of distributing such funds pursuant to the Trust Agreement.

(h)  Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuing Entity on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder’s address as it appears in the Note Register in the amount required to be paid to such Holder on such Payment Date pursuant to such Holder’s Notes; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

(i)  The principal of each Note shall be due and payable in full on the Final Stated Maturity Date for such Note as provided in the forms of Notes set forth in Exhibits A-1 through A-13 to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Stated Maturity Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Stated Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Stated Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Stated Maturity Date or any such other final Payment Date.

Section 3.06.  Protection of Trust Estate.

(a)  The Issuing Entity will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)  maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)  perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)  cause the Issuing Entity or Servicer to enforce any of the rights to the Mortgage Loans; or

(iv)  preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

(b)  Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

The Issuing Entity hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuing Entity’s preparation thereof and delivery to the Indenture Trustee.

Section 3.07.  Opinions as to Trust Estate.

(a) On the Closing Date, the Issuing Entity shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

(b) On or before April 15th in each calendar year, beginning in 2007, the Issuing Entity shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuing Entity either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31st in the following calendar year.

Section 3.08.  Performance of Obligations.

The Issuing Entity will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

The Issuing Entity may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuing Entity shall be deemed to be action taken by the Issuing Entity.

The Issuing Entity will not take any action or permit any action to be taken by others which would release any Person from any of such Person’s covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee may exercise the rights of the Issuing Entity to direct the actions of the Servicer pursuant to the Servicing Agreement.

The Issuing Entity may retain an administrator and may enter into contracts with other Persons for the performance of the Issuing Entity’s obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuing Entity.

Section 3.09.  Negative Covenants.  So long as any Notes are Outstanding, the Issuing Entity shall not:

(i)  except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

(ii)  claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(iii)  (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(iv)  waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuing Entity’s interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10.  [Reserved.]

Section 3.11.  [Reserved.]

Section 3.12.  Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by NC Capital in the Mortgage Loan Purchase Agreement concerning NC Capital, the Seller and the Mortgage Loans to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by NC Capital in the Mortgage Loan Purchase Agreement, the Indenture Trustee shall promptly notify NC Capital of such finding and NC Capital’s obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

Section 3.13.  Amendments to Servicing Agreement. The Issuing Entity covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee.

Section 3.14.  Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuing Entity and the Indenture Trustee hereby acknowledge that the Servicer is acting as bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its bailee in holding any Related Documents released to the Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer’s acceptance of such bailee arrangement, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer. The Indenture Trustee shall not be liable with respect to such documents, monies or items while in possession of the Servicer.

Section 3.15.  Investment Company Act. The Issuing Entity shall not become an “investment company” or be under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term “investment company” but also any available exceptions to such general definition); provided, however, that the Issuing Entity shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an “investment company” so long as it is in compliance with the conditions imposed in such order.

Section 3.16.  Issuing Entity May Consolidate, etc.

(a)  The Issuing Entity shall not consolidate or merge with or into any other Person, unless:

(i)  the Person (if other than the Issuing Entity) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, and all other amounts payable to the Indenture Trustee, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein;

(ii)  immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

(iii)  the Rating Agencies shall have notified the Issuing Entity that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

(iv)  the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a “substantial modification” of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

(v)  any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)  the Issuing Entity shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

(b)  The Issuing Entity shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i)  the Person that acquires by conveyance or transfer the properties and assets of the Issuing Entity, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuing Entity to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuing Entity and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii)  immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)  the Rating Agencies shall have notified the Issuing Entity that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

(iv)  the Issuing Entity shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a “substantial modification” of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

(v)  any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)  the Issuing Entity shall have delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17.  Successor or Transferee.

(a)  Upon any consolidation or merger of the Issuing Entity in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuing Entity) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuing Entity under this Indenture with the same effect as if such Person had been named as the Issuing Entity herein.

(b)  Upon a conveyance or transfer of all the assets and properties of the Issuing Entity pursuant to Section 3.16(b), the Issuing Entity will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuing Entity with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18.  No Other Business. The Issuing Entity shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19.  No Borrowing. The Issuing Entity shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

Section 3.20.  Guarantees, Loans, Advances and Other Liabilities.  Except as contemplated by this Indenture or the Basic Documents, the Issuing Entity shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21.  Capital Expenditures. The Issuing Entity shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.  Determination of Note Rate. On each Interest Determination Date, the Indenture Trustee shall determine One-Month LIBOR and the related Note Rate for each Class of Notes for the following Interest Accrual Period. The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee’s calculation of the rate of interest applicable to each Class of Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding.

Section 3.23.  Restricted Payments. The Issuing Entity shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuing Entity or otherwise with respect to any ownership or equity interest or security in or of the Issuing Entity, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuing Entity may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuing Entity will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

Section 3.24.  Notice of Events of Default. The Issuing Entity shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25.  Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuing Entity will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.  Statements to Noteholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall prepare and make available on the Indenture Trustee’s website, https://www.tss.db.com/invr (or deliver at the recipient’s option), to each Noteholder and Certificateholder the most recent statement prepared by the Indenture Trustee pursuant to Section 7.05 hereof.

Section 3.27.  [Reserved].

Section 3.28.  Certain Representations Regarding the Trust Estate.

(a)  With respect to that portion of the Collateral described in clauses (a) through (d) of the definition of Trust Estate, the Issuing Entity represents to the Indenture Trustee that:

(i)  This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuing Entity.

(ii)  The Collateral constitutes “deposit accounts” or “instruments,” as applicable, within the meaning of the applicable UCC.

(iii)  The Issuing Entity owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

(iv)  The Issuing Entity has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

(v)  Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuing Entity has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

(vi)  The Collateral is not in the name of any Person other than the Issuing Entity or the Indenture Trustee. The Issuing Entity has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

(b)  With respect to that portion of the Collateral described in clause (e), the Issuing Entity represents to the Indenture Trustee that:

(i)  This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuing Entity.

(ii)  The Collateral constitutes “general intangibles” within the meaning of the applicable UCC.

(iii)  The Issuing Entity owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

(iv)  Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuing Entity has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

(c)  With respect to any Collateral in which a security interest may be perfected by filing, the Issuing Entity has not authorized the filing of, and is not aware of any financing statements against, the Issuing Entity, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuing Entity is not aware of any judgment or tax lien filings against the Issuing Entity.

(d)  The Issuing Entity has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing and the Issuing Entity will cause such security interest to be maintained. Any financing statement that is filed in connection with this Section 3.28 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

(e)  The foregoing representations may not be waived and shall survive the issuance of the Notes.

Section 3.29.  Allocation of Realized Losses.

(a)  All Realized Losses on the Mortgage Loans shall be allocated by the Indenture Trustee on each Payment Date as follows: first, to the Net Monthly Excess Cashflow for the related Interest Accrual Period; second, to the Prepayment Charges collected or paid by the Servicer during the related Prepayment Period, third, to the Overcollateralized Amount, until the Overcollateralized Amount has been reduced to zero; fourth, to the Class M-9 Notes until the Note Balance thereof has been reduced to zero; fifth, to the Class M-8 Notes until the Note Balance thereof has been reduced to zero; sixth, to the Class M-7 Notes until the Note Balance thereof has been reduced to zero; seventh, to the Class M-6 Notes until the Note Balance thereof has been reduced to zero; eighth, to the Class M-5 Notes until the Note Balance thereof has been reduced to zero; ninth, to the Class M-4 Notes until the Note Balance thereof has been reduced to zero; tenth, to the Class M-3 Notes until the Note Balance thereof has been reduced to zero; eleventh, to the Class M-2 Notes, until the Note Balance thereof has been reduced to zero and twelfth, to the Class M-1 Notes, until the Note Balance thereof has been reduced to zero.

(b)  All Realized Losses to be allocated to the Note Balances of all Classes on any Payment Date shall be so allocated after the actual payments to be made on such date as provided above. All references above to the Note Balance of any Class of Notes shall be to the Note Balance of such Class immediately prior to the relevant Payment Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Notes, on such Payment Date.

Any allocation of Realized Losses to a Mezzanine Note on any Payment Date shall be made by reducing the Note Balance thereof by the amount so allocated. No allocations of any Realized Losses shall be made to the Note Balances of the Class A Notes.

As used herein, an allocation of a Realized Loss on a “pro rata basis” among two or more specified Classes of Notes means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Notes on the basis of their then outstanding Note Balances prior to giving effect to payments to be made on such Payment Date. All Realized Losses and all other losses allocated to a Class of Notes hereunder will be allocated among the Notes of such Class in proportion to the Percentage Interests evidenced thereby.

ARTICLE IV

THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.  The Notes. Each Class of Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1 in excess thereof.

The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive notes for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuing Entity and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuing Entity may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository’s resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

The Notes shall, on original issue, be executed on behalf of the Issuing Entity by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuing Entity.

Section 4.02.  Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar and Certificate.

The Issuing Entity shall cause to be kept at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuing Entity shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests.

Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuing Entity shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

The Issuing Entity hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

Section 4.03.  Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuing Entity and the Indenture Trustee harmless, then, in the absence of notice to the Issuing Entity, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuing Entity shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuing Entity may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuing Entity and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuing Entity or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section 4.03, the Issuing Entity may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuing Entity, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.  Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuing Entity, the Indenture Trustee, the Paying Agent and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuing Entity, the Indenture Trustee, the Paying Agent nor any agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.  Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuing Entity may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuing Entity may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuing Entity shall direct by an Issuing Entity Request that they be destroyed or returned to it; provided, however, that such Issuing Entity Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06.  Book-Entry Notes.  The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuing Entity. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner’s interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued to Beneficial Owners pursuant to Section 4.08:

(i)  the provisions of this Section 4.06 shall be in full force and effect;

(ii)  the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

(iii)  to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(iv)  the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(v)  whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07.  Notices to Depository. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.  Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balances of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuing Entity shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuing Entity, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 4.09.  Tax Treatment. The Issuing Entity has entered into this Indenture, and the Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuing Entity and the Indenture Trustee (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Section 4.10.  Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07) and the obligations of the Indenture Trustee under Section 4.11 and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuing Entity, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuing Entity, when

(A) either

(1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuing Entity and thereafter repaid to the Issuing Entity or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(2) all Notes not theretofore delivered to the Indenture Trustee for cancellation (a) have become due and payable, (b) will become due and payable at the Final Stated Maturity Date within one year, or (c) have been called for early redemption pursuant to Section 8.07 hereof, and the Issuing Entity, in the case of (a) or (b) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Stated Maturity Date or other final Payment Date, or, in the case of (c) above, the Issuing Entity shall have complied with all requirements of Section 8.07 hereof,

(B) the Issuing Entity has paid or caused to be paid all other sums payable hereunder; and

(C) the Issuing Entity has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)(b) above, such opinion shall further be to the effect that such deposit will constitute an “in-substance defeasance” within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuing Entity will be the owner of the assets deposited in trust for federal income tax purposes.

Section 4.11.  Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuing Entity, Certificate Paying Agent as designee of the Issuing Entity, as the Indenture Trustee may determine, to the Holders of Notes or Certificates, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12.  Derivative Contracts for Benefit of the Certificates. At any time on or after the Closing Date, the Issuing Entity shall have the right to convey to the Trust Estate, solely for the benefit of the Holder of the Certificates, a derivative contract or comparable instrument. Any such instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such an instrument shall be distributed to the Certificates on the Payment Date following receipt thereof by the Indenture Trustee.

Section 4.13.  Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuing Entity, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

Section 4.14.  Temporary Notes. Pending the preparation of any Definitive Notes, the Issuing Entity may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuing Entity will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office of the Indenture Trustee located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuing Entity shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 4.15.  Representation Regarding ERISA. By acquiring a Note or interest therein, each Holder of such Note or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring the Note with Plan Assets or (2) (A) the acquisition, holding and transfer of such Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor regulation 29 C.F.R. § 2510.3-101, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture or the other Operative Agreements.

ARTICLE V

DEFAULT AND REMEDIES

Section 5.01.  Events of Default. The Issuing Entity shall deliver to the Indenture Trustee, written notice in the form of an Officer’s Certificate, within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), (iv) or (v) of the definition of “Event of Default,” its status and what action the Issuing Entity is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust Estate or this Indenture.

Section 5.02.  Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Notes representing not less than a majority of the aggregate Note Balance of the Notes, by written notice to the Issuing Entity and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if

(i)  the Issuing Entity has paid or deposited with the Indenture Trustee a sum sufficient to pay (a) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and (b) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii)  all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)  The Issuing Entity covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuing Entity shall, upon demand of the Indenture Trustee, at the direction of the Holders of a majority of the aggregate Note Balance of the Notes, pay to the Indenture Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the applicable Note Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)  In case the Issuing Entity shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuing Entity or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuing Entity or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)  If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings, as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)  In case there shall be pending, relative to the Issuing Entity or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuing Entity or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuing Entity or other obligor upon the Notes, or to the creditors or property of the Issuing Entity or such other obligor, the Indenture Trustee, as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)  to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)  unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)  to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

(iv)  to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuing Entity, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee.

(e)  Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)  All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

(g)  In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04.  Remedies; Priorities.

(a)  If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of Section 10.16 hereof may, and shall, at the written direction of the Holders of a majority of the aggregate Note Balance of the Notes, do one or more of the following (subject to Section 5.05 hereof):

(i)  institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuing Entity and any other obligor upon such Notes monies adjudged due;

(ii)  institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)  exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

(iv)  sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon written advice or an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Servicer Event of Default has not occurred, any sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement.

(b)  If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

(i)  to the Indenture Trustee and the Owner Trustee for amounts due under Section 6.07 hereof and to the Owner Trustee for amounts due pursuant to Article VII of the Trust Agreement;

(ii)  to the Noteholders for amounts due and unpaid on the Notes (including Interest Carryforward Amount but not including any Basis Risk Shortfalls) with respect to interest, first, concurrently, to the Holders of each Class of Class A Notes, on a pro rata basis based on the entitlement of each such Class, second, to the Holders of the Class M-1 Notes, third, to the Holders of the Class M-2 Notes, fourth, to the Holders of the Class M-3 Notes, fifth, to the Holders of the Class M-4 Notes, sixth, to the Holders of the Class M-5 Notes, seventh, to the Holders of the Class M-6 Notes, eighth, to the Holders of the Class M-7 Notes, ninth to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes according to the amounts due and payable on the Notes for interest;

(iii)  to the Noteholders for amounts due and unpaid on the Notes with respect to principal, first, concurrently, to the Holders of each Class of Class A Notes, on a pro rata basis based on the Note Balance of each such Class, second, to the Holders of the Class M-1 Notes, third, to the Holders of the Class M-2 Notes, fourth, to the Holders of the Class M-3 Notes, fifth, to the Holders of the Class M-4 Notes, sixth, to the Holders of the Class M-5 Notes, seventh, to the Holders of the Class M-6 Notes, eighth, to the Holders of the Class M-7 Notes, ninth, to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes according to the amounts due and payable on the Notes for interest according to the amounts due and payable on such Notes for principal, in each case, until the Note Balance of each such Class is reduced to zero;

(iv)  to the Noteholders for the amount of any related Allocated Realized Loss Amount and Deferred Interest not previously paid, first, to the Holders of the Class M-1 Notes, second, to the Holders of the Class M-2 Notes, third, to the Holders of the Class M-3 Notes, fourth, to the Holders of the Class M-4 Notes, fifth, to the Holders of the Class M-5 Notes, sixth, to the Holders of the Class M-6 Notes, seventh, to the Holders of the Class M-7 Notes, eighth, to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes;

(v)  to the Noteholders for amounts due and unpaid on the Notes with respect to any related Basis Risk Shortfalls, first, concurrently, to the Holders of each Class of Class A Notes, on a pro rata basis based on the Basis Risk Shortfalls for each such Class, second, to the Holders of the Class M-1 Notes, third, to the Holders of the Class M-2 Notes, fourth, to the Holders of the Class M-3 Notes, fifth, to the Holders of the Class M-4 Notes, sixth, to the Holders of the Class M-5 Notes, seventh, to the Holders of the Class M-6 Notes, eighth, to the Holders of the Class M-7 Notes, ninth, to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes according to the amounts due and payable on the Notes with respect thereto, from amounts available in the Trust Estate for the Noteholders; and

(vi)  to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuing Entity or to any other person legally entitled thereto.

The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

Section 5.05.  Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuing Entity and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether and how to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon the written advice or an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06.  Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

(i)  such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii)  the Holders of not less than 25% of the aggregate Note Balance of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)  such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)  the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

(v)  no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balances of the Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

Section 5.07.  Unconditional Rights of Noteholders To Receive Principal and Interest.

Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.  Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuing Entity, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09.  Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.  Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11.  Control By Noteholders.  The Holders of a majority of the aggregate Note Balance of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

(i)  such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)  any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Note Balances of the Notes;

(iii)  the Indenture Trustee has been provided with indemnity satisfactory to it; and

(iv)  the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Notes representing a majority of the Note Balances of the Notes.

Notwithstanding the rights of Noteholders set forth in this Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

Section 5.12.  Waiver of Past Defaults.  Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuing Entity, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.13.  Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder’s or Beneficial Owner’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14.  Waiver of Stay or Extension Laws. The Issuing Entity covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuing Entity (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.  Sale of Trust Estate.

(a)  The power to effect any sale or other disposition (a “Sale”) of any portion of the Trust Estate pursuant to Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

(b)  The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

(i)  the Holders of all Notes consent to or direct the Indenture Trustee to make, such Sale, or

(ii)  the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

(iii)  the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any determination under this Section 5.15, the Indenture Trustee may rely upon written advice or an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), the Holders of Notes representing at least 100% of the Note Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c)  [Reserved].

(d)  In connection with a Sale of all or any portion of the Trust Estate,

(i)  any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

(ii)  the Indenture Trustee, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be payable to the Holders of the Notes and Holders of Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

(iii)  the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuing Entity and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv)  the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuing Entity to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

(v)  no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16.  Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuing Entity or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuing Entity. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

Section 5.17.  Performance and Enforcement of Certain Obligations.

(a)  Promptly following a request from the Indenture Trustee to do so, the Issuing Entity in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuing Entity to compel or secure the performance and observance by the Seller, NC Capital and the Servicer, as applicable, of each of their obligations to the Issuing Entity under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuing Entity under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller, NC Capital or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, NC Capital or the Servicer of each of their obligations under the Mortgage Loan Purchase Agreement and the Servicing Agreement.

(b)  The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Note Balances of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuing Entity against the Seller, NC Capital or the Servicer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, NC Capital or the Servicer, as the case may be, of each of their obligations to the Issuing Entity thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuing Entity to take such action shall not be suspended.

ARTICLE VI

THE INDENTURE TRUSTEE

Section 6.01.  Duties of Indenture Trustee.

(a)  If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)  Except during the continuance of an Event of Default:

(i)  the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)  in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)  The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)  this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)  the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)  the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders or from the Issuing Entity, which they are entitled to give under the Basic Documents.

(d)  The Indenture Trustee shall not be liable for interest on any money received by it.

(e)  Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)  No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(g)  Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

(h)  The Indenture Trustee shall act in accordance with Sections 6.03 of the Servicing Agreement and shall act as successor to the Servicer or appoint a successor Servicer in accordance with Section 6.02 of the Servicing Agreement.

(i)  To help fight the funding of terrorism and money laundering activities, the Trustee will obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Trustee. The Trustee will ask for the name, address, tax identification number and other information that will allow the Trustee to identify the individual or entity who is establishing the relationship or opening the account. The Trustee may also ask for formation documents such as articles of incorporation, an offering memorandum, or other identifying documents to be provided.

(j)  The Indenture Trustee shall, at the written direction of the Depositor, enforce all of its rights and exercise any remedies under the Interest Rate Swap Agreement. In the event the Interest Rate Swap Agreement is terminated as a result of the designation by either party thereto of an Early Termination Date (as defined therein), the Indenture Trustee shall, at the direction of the Depositor, appoint a replacement counterparty to enter into a replacement swap agreement. The Indenture Trustee shall have no responsibility with regard to the selection of a replacement swap provider or the negotiation of a replacement swap agreement. Any Swap Termination Payment received by the Indenture Trustee shall be part of the available Payment Amount and shall be used to make any upfront payment required under a replacement swap agreement and any upfront payment received from the counterparty to a replacement swap agreement shall be used to pay any Swap Termination Payment owed to the Swap Provider.

Section 6.02.  Rights of Indenture Trustee.

(a)  The Indenture Trustee may conclusively rely on, and shall be fully protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

(b)  Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel.

(c)  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(d)  The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or in connection herewith in good faith and in accordance with the advice or opinion of such counsel.

(e)  The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

(f)  The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee (i) as part of the Indenture Trustee Fee, (ii) pursuant to Sections 3.05(d), 3.05(h), 5.04(b), 6.07 or 8.02(c) hereunder or (iii) out of the Available Payment Amount.

Section 6.03.  Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuing Entity or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

Section 6.04.  Indenture Trustee’s Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuing Entity’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuing Entity in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

Section 6.05.  Notice of Event of Default. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Noteholder notice of the Event of Default after it is actually known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

Section 6.06.  Reports by Indenture Trustee to Holders and Tax Administration.

The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. The Indenture Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee or the Issuing Entity, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuing Entity as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

Section 6.07.  Compensation and Indemnity.  The Indenture Trustee shall withdraw from the Payment Account on each Payment Date and pay to itself the Indenture Trustee Fee. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. In addition, the Indenture Trustee shall withdraw from the Payment Account on each Payment Date and pay to the Owner Trustee the Owner Trustee Fee and its Expenses.

The Issuing Entity shall reimburse the Indenture Trustee and the Owner Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s or the Owner Trustee’s agents, counsel, accountants and experts. The Issuing Entity shall indemnify the Indenture Trustee and hold it harmless against any and all claim, tax, penalty, loss, liability or expense (including attorneys’ fees and expenses) of any kind whatsoever incurred by it in connection with the administration of this Trust and the performance of its duties under any of the Basic Documents. The Indenture Trustee shall notify the Issuing Entity promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuing Entity shall not relieve the Issuing Entity of its obligations hereunder. The Issuing Entity shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuing Entity shall pay the fees and expenses of such counsel. The Issuing Entity is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

The Issuing Entity’s payment obligations to the Indenture Trustee and the Owner Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee. When the Indenture Trustee or the Owner Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuing Entity, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08.  Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuing Entity. Holders of a majority of Note Balances of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuing Entity shall, remove the Indenture Trustee if:

(i)  the Indenture Trustee fails to comply with Section 6.11 hereof;

(ii)  the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)  a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)  the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuing Entity shall, promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuing Entity. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuing Entity or the Holders of a majority of Note Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuing Entity’s obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09.  Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)  Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

(b)  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)  all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)  no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)  the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)  Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d)  Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11.  Eligibility; Disqualification.  The Indenture Trustee shall at all times satisfy the requirements of TIA § 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of “Baa3” or better by Moody’s and “BBB” or better by S&P and Fitch. The Indenture Trustee shall comply with TIA § 310(b), including the optional provision permitted by the second sentence of TIA § 310(b)(9); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities of the Issuing Entity are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

Section 6.12.  Preferential Collection of Claims Against Issuing Entity. The Indenture Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

Section 6.13.  Representations and Warranties.  The Indenture Trustee hereby represents that:

(i)  It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(ii)  The execution and delivery of this Indenture by it, and the performance and compliance with the terms of this Indenture by it, will not violate its charter or bylaws.

(iii)  It has the full power and authority to enter into and consummate all transactions contemplated by this Indenture has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

(iv)  This Indenture, assuming due authorization, execution and delivery by the Issuing Entity, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v)  The Indenture Trustee is a “securities intermediary,” as such term is defined in Section 8-102(a)(14)(B) of the New York UCC, that in the ordinary course of its business maintains “securities accounts” for others, as such term is used in Section 8-501 of the New York UCC.

(vi)  The “securities intermediary’s jurisdiction” as defined in the New York UCC shall be the State of New York.

(vii)  The Indenture Trustee is not a “clearing corporation”, as such term is defined in Section 8-102(a)(5) of the New York UCC.

Section 6.14.  Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(i)  to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Noteholders;

(ii)  to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1 through A-13 to this Indenture in accordance with the terms of this Indenture; and

(iii)  to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15.  The Agents.  The provisions of this Indenture relating to the limitations of the Indenture Trustee’s liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Note Registrar.

ARTICLE VII

NOTEHOLDERS’ LISTS AND REPORTS

Section 7.01.  Issuing Entity To Furnish Indenture Trustee Names and Addresses of Noteholders.

The Issuing Entity will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuing Entity of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

Section 7.02.  Preservation of Information; Communications to Noteholders.

(a)  The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)  Noteholders or Note Owners may communicate pursuant to TIA § 312(b) with other Noteholders or Note Owners with respect to their rights under this Indenture or under the Notes.

(c)  The Issuing Entity, the Indenture Trustee and the Note Registrar shall have the protection of TIA § 312(c).

Section 7.03.  Reports of Issuing Entity.

(a)  Subject to Section 4.02 of the Servicing Agreement,

(i)  The Indenture Trustee shall file with the Commission on behalf of the Issuing Entity, with a copy to the Issuing Entity within 15 days before the Issuing Entity is required to file the same with the Commission, the annual reports and the information, documents and other reports (or such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuing Entity may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)  The Indenture Trustee shall file with the Commission, on behalf of the Issuing Entity, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuing Entity with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)  The Indenture Trustee shall supply (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA § 313(c)) such summaries of any information, documents and reports required to be filed by the Issuing Entity pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b)  Unless the Issuing Entity otherwise determines, the fiscal year of the Issuing Entity shall end on December 31st of each year.

Section 7.04.  Reports by Indenture Trustee. If required by TIA § 313(a), within 60 days after each January 30th beginning with March 31, 2007, the Indenture Trustee shall mail to each Noteholder as required by TIA § 313(c) a brief report dated as of such date that complies with TIA § 313(a). The Indenture Trustee also shall comply with TIA § 313(b).

A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission via EDGAR and each stock exchange, if any, on which the Notes are listed. The Issuing Entity shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.05.  Statements to Noteholders.

(a)  With respect to each Payment Date, the Indenture Trustee shall make available via the Indenture Trustee’s website https://www.tss.db.com/invr or deliver at the recipient’s option to each Noteholder and each Certificateholder, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes, to the extent applicable:

(i)  the amount of the payment made on such Payment Date to the Holders of the Notes of each Class allocable to principal;

(ii)  the amount of the payment made on such Payment Date to the Holders of the Notes of each Class allocable to interest;

(iii)  the fees and expenses of the Trust accrued and paid on such Payment Date and to whom such fees and expenses were paid;

(iv)  the aggregate amount of P&I Advances for such Payment Date (including the general purpose of such P&I Advances);

(v)  the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Payment Date by Loan Group and in the aggregate;

(vi)  the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date by Loan Group and in the aggregate;

(vii)  the number and aggregate unpaid principal balance of Mortgage Loans by Loan Group and in the aggregate (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(viii)  with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

(ix)  the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(x)  the aggregate amount of Realized Losses incurred during the related Prepayment Period by Loan Group and in the aggregate and the aggregate amount of Realized Losses incurred since the Closing Date and the aggregate amount of Subsequent Recoveries received during the Prepayment Period and the cumulative amount of Subsequent Recoveries received since the Closing Date;

(xi)  the aggregate Note Balance of each Class of Notes, before and after giving effect to the payments, and allocations of Realized Losses, made on such Payment Date;

(xii)  the Interest Payment Amount in respect of the Class A Notes and the Mezzanine Notes for such Payment Date and the Interest Carry Forward Amount, if any, with respect to the Class A Notes and the Mezzanine Notes on such Payment Date;

(xiii)  the aggregate amount of any Prepayment Interest Shortfall for such Payment Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24 of the Servicing Agreement;

(xiv)  the aggregate amount of Relief Act Interest Shortfalls for such Payment Date;

(xv)  the Net Monthly Excess Cashflow, the Overcollateralized Amount, the Overcollateralization Reduction Amount, Overcollateralization Increase Amount, the Overcollateralization Target Amount, the Credit Enhancement Percentage for such Payment Date;

(xvi)  the respective Note Rates applicable to the Class A Notes and the Mezzanine Notes for such Payment Date and the Note Rate applicable to the Class A Notes and the Mezzanine Notes for the immediately succeeding Payment Date;

(xvii)  the Basis Risk Shortfall for the Class A Notes and the Mezzanine Notes, if any, for such Payment Date and the amount remaining unpaid after reimbursements therefor on such Payment Date;

(xviii)  whether the Stepdown Date or a Trigger Event is in effect on such Payment Date;

(xix)  the Delinquency Percentage and Realized Loss Percentage for such Payment Date;

(xx)  the amount of Prepayment Charges collected or paid by the Servicer for such Payment Date;

(xxi)  the total cashflows received and the general sources thereof;

(xxii)  the amount of any Net Swap Payments or Swap Termination Payments;

(xxiii)  the applicable Record Dates, Interest Accrual Periods and Interest Determination Dates for calculating payments for such Payment Date; and

(xxiv)  the Significance Percentage for such Payment Date.

Items (i) and (ii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31st of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i) and (ii) with respect to the Notes for such calendar year.

(b)  The Indenture Trustee may conclusively rely upon the Remittance Report provided by the Servicer pursuant to Section 4.01 of the Servicing Agreement and on the amounts furnished to the Indenture Trustee pursuant to the Interest Rate Swap Agreement in its preparation of its Statement to Noteholders.

(c)  For each Payment Date, through and including the Payment Date in December 2006, the Indenture Trustee shall calculate the Significance Percentage of the Interest Rate Swap Agreement. If on any such Payment Date, the Significance Percentage is equal to or greater than 9%, the Indenture Trustee shall promptly notify the Depositor and the Depositor, on behalf of the Indenture Trustee, shall obtain the financial information required to be delivered by the Swap Provider pursuant to the terms of the Interest Rate Swap Agreement. If, on any succeeding Payment Date through and including the Payment Date in December 2006, the Significance Percentage is equal to or greater than 10%, the Indenture Trustee shall promptly notify the Depositor and the Depositor shall, within 5 Business Days of such Payment Date, deliver to the Indenture Trustee the financial information provided to it by the Swap Provider for inclusion in the Form 10-D relating to such Payment Date.

With respect to any Payment Date, for purposes of determining the numerator of the fraction that constitutes the Significance Percentage, the interest rate used to project future amounts payable under the Interest Rate Swap Agreement shall be equal to the highest rate reflected on the Implied Forwards Curve available at Bloomberg Financial Markets, L.P. for the remaining term of the Interest Rate Swap Agreement plus the percentage equivalent of a fraction, the numerator of which is 3.00% and the denominator of which is the remaining Payment Dates on which the Indenture Trustee is entitled to receive payments under the Interest Rate Swap Agreement). The discount rate used to determine the net present value of the estimated future amounts payable shall be equal to the lowest rate reflected on the Implied Forwards Curve. The Indenture Trustee shall obtain the Implied Forwards Curve from Bloomberg within 15 Business Days of the respective Payment Date. To determine the Implied Forwards Curve for such Payment Date, the Indenture Trustee shall take the following steps on the Bloomberg terminal: (1) the following keystrokes shall be entered: fwcv <enter>, 27 <enter>, 3 <enter>; (2) the Forwards shall be set to “1-Mo”; (3) the Intervals shall be set to “1-Mo”; and (4) the Points shall be set to equal the remaining term of the Interest Rate Swap Agreement in months and the Trustee shall click <enter>. For purposes of estimating future amounts payable under the Interest Rate Swap Agreement, the accrual period for both the Fixed Amounts and the Floating Amounts (as defined in the Confirmation) shall be assumed to be a 30-day period in a 360-day year.

ARTICLE VIII

ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.  Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02.  Trust Accounts.

(a)  On or prior to the Closing Date, the Issuing Entity shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as provided in Section 3.01 hereof.

(b)  On each Payment Date, the Indenture Trustee shall pay itself the Indenture Trustee Fee and any expenses owing to it for such Payment Date and shall pay the Owner Trustee the Owner Trustee Fee and its Expenses, and then the Indenture Trustee shall pay all remaining amounts on deposit in the Payment Account to the Noteholders in respect of the Notes and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

(c)  Pursuant to Section 3.12 of the Servicing Agreement, funds in the Payment Account shall remain uninvested unless the Indenture Trustee is otherwise directed by the Servicer in Section 3.10(d) of the Servicing Agreement.

Section 8.03.  Officer’s Certificate. The Indenture Trustee shall receive at least seven Business Days’ notice when requested by the Issuing Entity to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer’s Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04.  Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuing Entity and the Indenture Trustee created hereby shall terminate upon the payment to Noteholders, the Certificate Paying Agent on behalf of the Owner Trustee, the Certificateholders and the Indenture Trustee of all amounts required to be paid pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

Section 8.05.  Release of Trust Estate.

(a)  Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repurchase by the Servicer of a Mortgage Loan pursuant to Section 3.16 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)  The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c)  The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuing Entity accompanied by an Officers’ Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

Section 8.06.  Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder’s receipt of the final payment thereon.

Section 8.07.  Optional Redemption of the Notes.

(a)  The Servicer shall have the option to purchase the Mortgage Loans and REO Property on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date. The aggregate purchase price will be equal to the greater of (i) the Stated Principal Balance of the Mortgage Loans and the appraised value of any REO Properties, such appraisal to be conducted by an Independent appraiser mutually agreed upon by the Servicer and the Indenture Trustee in their reasonable discretion and (ii) the fair market value of the Mortgage Loans and the REO Properties (as determined by the Servicer and, to the extent that a Class of Class A Notes or a Class of Mezzanine Notes will not receive all amounts owed to it as a result of the purchase, the Indenture Trustee (it being understood and agreed that any determination by the Indenture Trustee shall be made solely in reliance on an appraisal by an Independent appraiser as provided above), in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Payment Date plus unreimbursed Servicing Advances, P&I Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Basis Risk Shortfalls and any Swap Termination Payment to the Swap Provider then remaining unpaid or which is due to the exercise of such option (the “Redemption Price”); provided, however, that the Servicer will not be permitted to purchase the Mortgage Loans unless the Redemption Price is sufficient to retire the Note Balance of the remaining Notes to zero. If the determination of the fair market value of the Mortgage Loans and REO Properties shall be required to be made by the Servicer and an Independent appraiser as provided above, (A) such appraisal shall be obtained at no expense to the Indenture Trustee and (B) the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such appraisal.

(b)  In order to exercise the foregoing option, the Servicer shall provide written notice of its exercise of such option to the Indenture Trustee and the Owner Trustee at least 15 days prior to its exercise. Following receipt of the notice, the Indenture Trustee shall provide notice to the Noteholders of the final payment on the Notes. In addition, the Servicer shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above with the Indenture Trustee, who shall deposit the aggregate redemption price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.05(b) and (c) hereof and payment in full to the Indenture Trustee, and this Indenture shall be discharged subject to the provisions of Section 4.10 hereof. If for any reason the amount deposited by the Servicer is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited by the Servicer with the Indenture Trustee shall be immediately returned to the Servicer in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures Without Consent of Noteholders.

(a)  Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)  to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)  to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuing Entity, and the assumption by any such successor of the covenants of the Issuing Entity herein and in the Notes contained;

(iii)  to add to the covenants of the Issuing Entity, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuing Entity;

(iv)  to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)  to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi)  to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action (as evidenced by either (i) an Opinion of Counsel delivered to the Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) shall not materially and adversely affect the interests of the Holders of the Notes;

(vii)  to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

(viii)  to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a “substantial modification” of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)  The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, may, also without the consent of any of the Holders of the Notes and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Noteholder (which may be evidenced by confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) or (iii) if 100% of the Certificates are not owned by the Seller, cause the Issuing Entity to be subject to an entity level tax for federal income tax purposes.

Section 9.02.  Supplemental Indentures With Consent of Noteholders. The Issuing Entity and the Indenture Trustee, when authorized by an Issuing Entity Request, also may, with prior notice to the Rating Agencies and, with the consent of the Holders of not less than a majority of the Note Balance of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuing Entity and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

(i)  change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(ii)  reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iii)  modify or alter the provisions of the proviso to the definition of the term “Outstanding” or modify or alter the exception in the definition of the term “Holder”;

(iv)  reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuing Entity to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

(v)  modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

(vi)  modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

(vii)  permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuing Entity (if 100% of the Certificates are not owned by the Seller) to be subject to an entity level tax.

Any such action shall not (as evidenced by either (i) an Opinion of Counsel delivered to the Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture).

It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuing Entity and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03.  Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04.  Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuing Entity and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05.  Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

Section 9.06.  Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuing Entity or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuing Entity, to any such supplemental indenture may be prepared and executed by the Issuing Entity and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

MISCELLANEOUS

Section 10.01.  Compliance Certificates and Opinions, etc.

(a)  Upon any application or request by the Issuing Entity to the Indenture Trustee to take any action under any provision of this Indenture, the Issuing Entity shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)  a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)  a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)  a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(iv)  a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

(v)  if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term “Independent Certificate.”

(b)  (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuing Entity shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuing Entity of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

(ii)  Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuing Entity shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuing Entity, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

(iii)  Whenever any property or securities are to be released from the lien of this Indenture, the Issuing Entity shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)  Whenever the Issuing Entity is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuing Entity shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

Section 10.02.  Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuing Entity may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuing Entity, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuing Entity, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuing Entity shall deliver any document as a condition of the granting of such application, or as evidence of the Issuing Entity’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuing Entity to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03.  Acts of Noteholders.

(a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuing Entity. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuing Entity, if made in the manner provided in this Section 10.03 hereof.

(b)  The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)  The ownership of Notes shall be proved by the Note Registrar.

(d)  Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuing Entity in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04.  Notices etc., to Indenture Trustee Issuing Entity and Rating Agencies.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

(i)  the Indenture Trustee by any Noteholder or by the Issuing Entity shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuing Entity; or

(ii)  the Issuing Entity by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuing Entity addressed to: New Century Home Equity Loan Trust 2006-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuing Entity. The Issuing Entity shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

Notices required to be given to the Rating Agencies by the Issuing Entity, the Indenture Trustee or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody’s, at the following address: Moody’s Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, (ii) in the case of S&P, at the following address: Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department and (iii) in the case of Fitch Ratings, at the following address: Fitch Ratings, One State Street Plaza, New York, New York 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 10.05.  Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person’s address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06.  Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

The provisions of TIA §§ 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.07.  Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 10.08.  Successors and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuing Entity shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.09.  Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.10.  [Reserved.]

Section 10.11.  Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.12.  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.13.  Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.14.  Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuing Entity and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.15.  Issuing Entity Obligation.  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

Section 10.16.  No Petition.  The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuing Entity, or join in any institution against the Depositor or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents, except for filing proofs of claim.

Section 10.17.  Inspection. The Issuing Entity agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuing Entity’s normal business hours, to examine all the books of account, records, reports and other papers of the Issuing Entity, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuing Entity’s affairs, finances and accounts with the Issuing Entity’s officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

Section 10.18.  No Recourse to Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of New Century Home Equity Loan Trust 2006-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Indenture or any other related documents.

Section 10.19.  Proofs of Claim. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Issuing Entity (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholder to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due to the Indenture Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder of the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

IN WITNESS WHEREOF, the Issuing Entity and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1, as Issuing Entity

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Patricia Evans
Name: Patricia A. Evans
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:	/s/ Eiko Akiyama
Name: Eiko Akiyama
Title: Associate

By:	/s/ Ronaldo Reyes
Name: Ronaldo Reyes
Title: Vice President

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF ORANGE	)

On this 28th day of March, 2006, before me personally appeared Patricia Evans to me known, who being by me duly sworn, did depose and say, that (s)he is a Financial Services Officer of the Owner Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.

/s/ Joann A. Rozell
Notary Public

NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF DELAWARE	)
	)	ss.:
COUNTY OF NEW CASTLE	)

On this 28th day of March, 2006, before me personally appeared Eiko Ayiyama to me known, who being by me duly sworn, did depose and say, that (s)he is an associate and Ronaldo Ryes to me known, who being by me duly sworn, did depose and say, that (s)he is a Vice President of the Indenture Trustee, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.

/s/ Diana Nguyen
Notary Public

NOTARY PUBLIC

[NOTARIAL SEAL]

EXHIBIT A-1

FORM OF CLASS A-1 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1

ASSET-BACKED NOTES, SERIES 2006-1

CLASS A-1

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class A-1 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-1 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class A-1 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

-

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

-

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian __________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act __________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above LIST.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-2

FORM OF CLASS A-2A NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS A-2A

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class A-2a Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-2a Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class A-2a Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-3

FORM OF CLASS A-2B NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS A-2B

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class A-2b Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-2b Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class A-2b Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian _____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act _____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-4

FORM OF CLASS A-2C NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS A-2C

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class A-2c Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-2c Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class A-2c Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian _____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act _____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-5

FORM OF CLASS M-1 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-1

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-1 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-1 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-1 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian _____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act _____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-6

FORM OF CLASS M-2 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES AND THE CLASS M-1 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-2

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-2 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-2 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-2 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ___________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ___________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-7

FORM OF CLASS M-3 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES AND THE CLASS M-2 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-3

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-3 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-3 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-3 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-8

FORM OF CLASS M-4 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES AND THE CLASS M-3 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-4

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-4 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-4 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-4 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

A-8-

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-9

FORM OF CLASS M-5 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES AND THE CLASS M-4 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-5

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-5 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-5 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-5 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian _________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act _________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-10

FORM OF CLASS M-6 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES AND THE CLASS M-5 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-6

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-6 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-6 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-6 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ___________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ___________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-11

FORM OF CLASS M-7 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES, THE CLASS M-5 NOTES AND THE CLASS M-6 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-7

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-7 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-7 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-7 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ___________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ___________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-12

FORM OF CLASS M-8 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES, THE CLASS M-5 NOTES, THE CLASS M-6 NOTES AND THE CLASS M-7 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-8

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-8 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-8 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-8 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT A-13

FORM OF CLASS M-9 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES, THE CLASS M-5 NOTES, THE CLASS M-6 NOTES AND THE CLASS M-7 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

NEW CENTURY HOME EQUITY LOAN TRUST, 2006-1
ASSET-BACKED NOTES, SERIES 2006-1
CLASS M-9

AGGREGATE NOTE BALANCE: $_____________________	NOTE RATE: Variable

INITIAL NOTE BALANCE OF THIS BOND: $_____________________	BOND NO. 1

PERCENTAGE INTEREST: 100%	CUSIP NO. [ ]

New Century Home Equity Loan Trust 2006-1 (the “Issuing Entity”), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a “Payment Date”), commencing in April 2006 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this “Note”) outstanding from time to time as provided below.

This Note is one of a duly authorized issue of the Issuing Entity’s Asset-Backed Notes, Series 2006-1 (the “Notes”), issued under an Indenture dated as of March 30, 2006 (the “Indenture”), between the Issuing Entity and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuing Entity, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The “Note Balance” of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be equal to this Note’s pro rata share of the aggregate payments on all Class M-9 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

The Notes are subject to redemption in whole, but not in part, by the Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

The Issuing Entity shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-9 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuing Entity pledged to secure the Class M-9 Notes pursuant to the Indenture and the rights conveyed to the Issuing Entity under the Indenture.

Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person’s address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuing Entity maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuing Entity, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuing Entity, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuing Entity. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuing Entity pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent of the Issuing Entity or the Indenture Trustee shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuing Entity and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: March ____, 2006

NEW CENTURY HOME EQUITY LOAN TRUST 2006-1

BY: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common
TEN ENT	--	as tenants by the entireties
JT TEN	--	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	--	__________ Custodian ____________________________________________________________________________
		(Cust)	(Minor)

under Uniform Gifts to Minor Act ____________________________________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:

(Please print or typewrite name and address, including zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________     ________________________________

Signature Guaranteed by __________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

EXHIBIT B

MORTGAGE LOAN SCHEDULE

EXHIBIT C-1

FORM OF INITIAL CERTIFICATION

March [___], 2006

New Century Home Equity Loan Trust 2006-1 c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19990-0001 Attention: Corporate Trust Administration	New Century Mortgage Corporation 18400 Von Karman Irvine, California 92612

Re:	Indenture dated as of March 30, 2006, between New Century Home Equity Loan Trust 2006-1 and Deutsche Bank National Trust Company

Ladies and Gentlemen:

In accordance with Section 2.03(a) of the above-captioned Indenture and Section 2.1(b)(i)-(v) of the Mortgage Loan Purchase Agreement, dated as of March 30, 2006 (the “MLPA”; and together with the Indenture, the “Agreements”), among New Century Credit Corporation, NC Capital Corporation and New Century Mortgage Securities LLC., the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(v) of the MLPA) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (x), (xi), (xiv) and (xvi) (solely as to the Gross Margin) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File.

The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.1 of the MLPA.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Name:
Title:

EXHIBIT C-2

FORM OF FINAL CERTIFICATION

, 200__

New Century Home Equity Loan Trust 2006-1 c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19990-0001 Attention: Corporate Trust Administration	New Century Mortgage Corporation 18400 Von Karman Irvine, California 92612

Re:	Indenture dated as of March 30, 2006, between New Century Home Equity Loan Trust 2006-1 and Deutsche Bank National Trust Company

Ladies and Gentlemen:

In accordance with Section 2.03(b) of the above-captioned Indenture, and Section 2.1(b) of the Mortgage Loan Purchase Agreement, dated as of March 30, 2006, (the “MLPA”; and together with the Indenture, the “Agreements”), among New Century Credit Corporation, NC Capital Corporation and New Century Mortgage Securities LLC, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the exception report attached hereto) it has received the documents set forth in Section 2.1(b) of the MLPA.

The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Indenture Trustee makes no representation that any documents specified in clause (v) of Section 2.1(b) should be included in any Mortgage File.

The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

By:
Name:
Title:

EXHIBIT D

INTEREST RATE SWAP AGREEMENT

(PROVIDED UPON REQUEST)